SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2008
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Entin Road, Parsippany, New Jersey 07054
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Emerson Radio Corp. (the “Company”) over the past year conducted an independent review of certain previously disclosed related party transactions (collectively, the “Related Party Transactions”) between the Company (including its subsidiaries) and affiliates of The Grande Holdings Limited (“Grande”), the Company’s controlling shareholder. On April 11, 2008, the Audit Committee delivered to the Board the final report (the “Report”) of Pinnisi & Anderson, LLP (“P&A”), the law firm engaged by it to investigate such transactions. The Report contains P&A’s findings with respect to the Related Party Transactions and its recommendations of the steps which it believes should be undertaken by the Board to address the matters described in the Report. The Audit Committee has advised the Board that it has accepted the findings and recommendations of P&A. The Board is currently reviewing the Report and considering what action, if any, should be taken to address the findings and recommendations set forth in the Report.
     On April 17, 2008, the Company issued a press release announcing the Board’s receipt of the Report. The full text of the press release is attached hereto as Exhibit 99.1.
Forward Looking Statements
     This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
     Exhibit 99.1 — Press release, dated April 17, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Greenfield Pitts
Greenfield Pitts
Chief Financial Officer

Dated: April 17, 2008